UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2015

Date of reporting period :	January 1, 2015 — December 31, 2015

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|15

Annual report

Putnam VT Growth and Income Fund

Putnam Investments

Message from the Trustees

Dear Shareholder:

As 2016 gets under way, a number of factors in today’s markets stand out. Last year, the U.S. Federal Reserve announced a liftoff in short-term interest rates. The first increase took place in December, but the Fed has said that future hikes will likely occur at a gradual pace. Meanwhile, central banks in Europe and Japan continue to run accommodative monetary policies. China’s economy, the world’s second largest, is slowing, with global ramifications. In addition, the price of a barrel of oil is testing multi-year lows.

This combination of factors tempered the performance of stocks in 2015 after a string of solid annual gains over the previous three years. Should the economy continue to grow, stocks could rise, but it would be prudent to be prepared for bouts of volatility in the months ahead.

Managing downside risk while pursuing returns in today’s investing environment poses a challenge. Putnam’s experienced portfolio managers are constantly seeking innovative ways to maneuver in today’s markets, relying on a proprietary global research framework to guide their investment decisions. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended December 31, 2015, as well as an outlook for the coming months.

We also encourage you to consult your financial advisor to ensure that your portfolio is in line with your investment goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/15)

Investment objective

Capital growth and current income

Net asset value December 31, 2015

Class IA: $23.83	Class IB: $23.72

Total return at net asset value

			Russell 1000
(as of 12/31/15)*	Class IA shares†	Class IB shares‡	Value Index

1 year	–7.36%	–7.57%	–3.83%

5 years	59.69	57.77	70.58
Annualized	9.81	9.55	11.27

10 years	60.34	56.40	81.74
Annualized	4.83	4.57	6.16

Life	969.13	910.93	1,364.58
Annualized	8.86	8.64	10.12

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Recent performance may have benefited from one or more legal settlements.

† Class inception date: February 1, 1988.

‡ Class inception date: April 6, 1998.

The Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

Putnam VT Growth and Income Fund 1

Report from your fund’s manager

Bob, what can you tell us about conditions for stock market investors during the 12-month reporting period ended December 31, 2015?

The period began just after the close of 2014, a strong year for U.S. stocks. The early months of 2015 were also positive, although returns were much more modest and the market remained turbulent. In March, the bull market for U.S. stocks marked its sixth anniversary, and at the close of the month, stocks posted their ninth consecutive quarterly gain, as measured by the S&P 500 Index. These milestones were accompanied by several issues that weighed on investors’ minds, including volatile oil prices, a strengthening U.S. dollar, and a weaker outlook for earnings growth for U.S. businesses.

After a quiet summer, the market’s relative calm disappeared quite suddenly. In August, stocks around the world declined dramatically. In the United States, for the first time since 2011, major stock market indexes experienced a correction, defined as a decline of 10% or more from a recent high. The downturn was due in large part to concerns about the economic slowdown in China, the world’s second-largest economy and a key driver of growth across world markets. Stocks recovered from their August lows, and the U.S. market delivered its strongest October return since 2011. For the final months of the period, the stock market was turbulent and challenged by the same issues that burdened investors throughout 2015, including uncertainty over the timing and extent of the Federal Reserve’s action on interest rates. The Fed’s long-anticipated initial move came in December, when it raised short-term rates by 0.25%, the first such increase in almost a decade.

Within the portfolio, what were some stocks that had a negative effect on performance for the 12-month period?

Among the top detractors for the period were independent power producers NRG Energy and Calpine. These companies provide electricity and natural gas to the unregulated power markets, and their stocks were pressured mainly due to investor concerns about low energy prices. Outside of the energy sector, a position in Micron Technology, a semiconductor company, detracted from relative performance. The stock struggled as investors became concerned about declining demand for Micron’s computer storage products.

Could you provide some examples of stocks that helped performance?

The struggles in the energy sector also influenced our stock selection strategy as a notable contributor to performance was our decision to avoid or maintain underweight positions in the underperforming stocks of energy companies Kinder Morgan and Exxon Mobil. Another highlight was the fund’s investment in Northrop Grumman, an aerospace and defense company. Its business has been relatively immune to many of the issues that weighed on the U.S. stock market throughout the period. In addition, Northrop delivered strong earnings growth and landed a multi-billion-dollar Pentagon contract during the period.

What is your outlook for U.S. stock market investing in the coming months?

Looking ahead, we believe uncertainty and volatility are likely to persist for U.S. equity investors. At the close of 2015, oil prices remained turbulent, and in January 2016 they hit an 11-year low. At the same time, however, the U.S. economy has been stabilizing, unemployment is at its lowest rate in years, and consumer spending has increased, thanks in part to lower commodity costs. In the energy sector, oil production activity levels have come down as businesses have delayed or canceled hundreds of billions of dollars in projects. As a result of this aggressive response on the part of energy companies, we believe the oil market is likely to be more balanced three years from now. In the shorter term, while we may see signs of recovery in the energy sector in 2016, investors must still proceed with caution. We could also see corporate earnings improve in the year ahead if oil price pressures begin to abate and investors focus on fundamental strengths of U.S. businesses.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific company or industry. You can lose money by investing in the fund.

Your fund’s manager

Portfolio Manager Robert D. Ewing, CFA, is a Co-Head of U.S. Equities at Putnam. He joined Putnam in 2008 and has been in the investment industry since 1990.

Your fund’s manager may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

2 Putnam VT Growth and Income Fund

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/15 to 12/31/15. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, a ssuming a hypothetical 5% annualized return . You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB

Total annual operating expenses for the fiscal year
ended 12/31/14*	0.58%	0.83%

Annualized expense ratio for the six-month period
ended 12/31/15†	0.58%	0.83%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

*Restated to reflect current fees.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/15		for the 6 months ended 12/31/15

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000 *†	$2.82	$4.03	$2.96	$4.23

Ending value
(after expenses)	$926.20	$924.80	$1,022.28	$1,021.02

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/15. The expense ratio may differ for each share class.

† Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Putnam VT Growth and Income Fund 3

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Growth and Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Growth and Income Fund (the “fund”) at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2015 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 8, 2016

4 Putnam VT Growth and Income Fund

The fund’s portfolio 12/31/15

COMMON STOCKS (95.9%)*	Shares	Value

Aerospace and defense (7.2%)
Airbus Group SE (France)	87,685	$5,887,475

Bombardier, Inc. Class B (Canada) † S	1,861,853	1,803,052

Embraer SA ADR (Brazil)	48,300	1,426,782

General Dynamics Corp.	68,700	9,436,632

Honeywell International, Inc.	121,900	12,625,183

L-3 Communications Holdings, Inc.	83,300	9,955,183

Northrop Grumman Corp.	90,400	17,068,424

Raytheon Co.	63,700	7,932,561

Rockwell Collins, Inc.	27,300	2,519,790

United Technologies Corp.	43,200	4,150,224

		72,805,306
Airlines (0.4%)
American Airlines Group, Inc.	100,000	4,235,000

		4,235,000
Automobiles (0.2%)
General Motors Co.	73,900	2,513,339

		2,513,339
Banks (11.7%)
Bank of America Corp.	1,099,445	18,503,659

BB&T Corp.	87,600	3,312,156

Citigroup, Inc.	497,950	25,768,913

JPMorgan Chase & Co.	551,586	36,421,224

PacWest Bancorp	39,400	1,698,140

Regions Financial Corp.	556,900	5,346,240

Wells Fargo & Co.	506,720	27,545,299

		118,595,631
Beverages (0.6%)
Molson Coors Brewing Co. Class B	28,300	2,657,936

PepsiCo, Inc.	31,600	3,157,472

		5,815,408
Biotechnology (0.8%)
AbbVie, Inc.	88,500	5,242,740

Gilead Sciences, Inc.	24,400	2,469,036

		7,711,776
Building products (0.6%)
Fortune Brands Home & Security, Inc.	106,800	5,927,400

		5,927,400
Capital markets (5.1%)
AllianceBernstein Holding LP	121,900	2,907,315

Bank of New York Mellon Corp. (The)	106,900	4,406,418

Charles Schwab Corp. (The)	225,100	7,412,543

E*Trade Financial Corp. †	83,100	2,463,084

Goldman Sachs Group, Inc. (The)	50,269	9,059,982

KKR & Co. LP	429,532	6,696,404

Morgan Stanley	343,264	10,919,228

State Street Corp.	117,300	7,784,028

		51,649,002
Chemicals (3.8%)
Axalta Coating Systems, Ltd. †	187,735	5,003,138

Axiall Corp.	63,200	973,280

CF Industries Holdings, Inc.	118,400	4,831,904

Dow Chemical Co. (The)	176,700	9,096,516

E.I. du Pont de Nemours & Co.	142,300	9,477,180

Linde AG (Germany)	20,946	3,040,381

Monsanto Co.	41,500	4,088,580

Symrise AG (Germany)	26,181	1,736,754

		38,247,733
Commercial services and supplies (0.4%)
Tyco International PLC	139,275	4,441,480

		4,441,480

COMMON STOCKS (95.9%)* cont.	Shares	Value

Communications equipment (1.4%)
Cisco Systems, Inc.	537,200	$14,587,666

		14,587,666
Consumer finance (0.6%)
American Express Co.	86,600	6,023,030

		6,023,030
Containers and packaging (0.6%)
Packaging Corp. of America	92,700	5,844,735

		5,844,735
Diversified consumer services (—%)
ITT Educational Services, Inc. † S	130,983	488,567

		488,567
Diversified telecommunication services (1.2%)
AT&T, Inc.	158,300	5,447,103

Verizon Communications, Inc.	137,972	6,377,066

		11,824,169
Electric utilities (1.6%)
American Electric Power Co., Inc.	47,900	2,791,133

Edison International	49,300	2,919,053

Exelon Corp.	361,700	10,044,409

		15,754,595
Energy equipment and services (1.6%)
Baker Hughes, Inc.	85,500	3,945,825

Ezion Holdings, Ltd. (Singapore)	1,488,240	634,120

Halliburton Co.	136,700	4,653,268

Schlumberger, Ltd. S	64,689	4,512,058

Weatherford International PLC †	344,500	2,890,355

		16,635,626
Food and staples retail (1.9%)
CVS Health Corp.	113,800	11,126,226

Wal-Mart Stores, Inc.	129,700	7,950,610

		19,076,836
Food products (1.4%)
Hershey Co. (The)	29,600	2,642,392

Kraft Heinz Co. (The)	58,000	4,220,080

Mondelez International, Inc. Class A	160,900	7,214,756

		14,077,228
Health-care equipment and supplies (2.5%)
Abbott Laboratories	61,900	2,779,929

Baxter International, Inc.	106,500	4,062,975

Boston Scientific Corp. †	91,400	1,685,416

C.R. Bard, Inc.	28,600	5,417,984

Medtronic PLC	115,424	8,878,414

Zimmer Biomet Holdings, Inc.	26,300	2,698,117

		25,522,835
Health-care providers and services (1.0%)
Cardinal Health, Inc.	27,200	2,428,144

Cigna Corp.	33,700	4,931,321

UnitedHealth Group, Inc.	25,900	3,046,876

		10,406,341
Hotels, restaurants, and leisure (1.2%)
Hilton Worldwide Holdings, Inc.	368,100	7,877,340

Penn National Gaming, Inc. †	271,542	4,350,103

		12,227,443
Household durables (0.5%)
PulteGroup, Inc.	197,500	3,519,450

Whirlpool Corp.	10,400	1,527,448

		5,046,898
Household products (0.7%)
Procter & Gamble Co. (The)	85,400	6,781,614

		6,781,614
Independent power and renewable electricity producers (1.5%)
Calpine Corp. †	596,833	8,636,174

NRG Energy, Inc.	569,600	6,704,192

		15,340,366

Putnam VT Growth and Income Fund 5

COMMON STOCKS (95.9%)* cont.	Shares	Value

Industrial conglomerates (1.9%)
General Electric Co.	514,270	$16,019,511

Siemens AG (Germany)	32,365	3,140,087

		19,159,598
Insurance (5.3%)
ACE, Ltd. S	46,100	5,386,785

American International Group, Inc.	309,600	19,185,912

Assured Guaranty, Ltd.	184,267	4,870,177

Genworth Financial, Inc. Class A †	358,100	1,335,713

Hartford Financial Services Group, Inc. (The)	204,200	8,874,532

MetLife, Inc.	133,013	6,412,557

Prudential PLC (United Kingdom)	316,144	7,077,802

		53,143,478
Internet and catalog retail (—%)
FabFurnish GmbH (acquired 8/2/13,
cost $13) (Private) (Brazil) † ΔΔ F	10	8

Global Fashion Holding SA (acquired 8/2/13,
cost $636,303) (Private) (Brazil) † ΔΔ F	15,020	380,461

New Bigfoot Other Assets GmbH (acquired 8/2/13,
cost $13) (Private) (Brazil) † ΔΔ F	10	8

New Middle East Other Assets GmbH (acquired
8/2/13, cost $5) (Private) (Brazil) † ΔΔ F	4	3

		380,480
Internet software and services (1.3%)
Alphabet, Inc. Class C †	14,315	10,863,367

Yahoo!, Inc. †	68,100	2,265,006

		13,128,373
IT Services (0.3%)
Computer Sciences Corp. S	84,000	2,745,120

		2,745,120
Media (3.1%)
Comcast Corp. Class A	124,500	7,025,535

Discovery Communications, Inc. Class A †	115,300	3,076,204

DISH Network Corp. Class A †	71,300	4,076,934

Liberty Global PLC Ser. C (United Kingdom) †	175,500	7,155,135

Time Warner Cable, Inc.	18,100	3,359,179

Time Warner, Inc.	95,100	6,150,117

		30,843,104
Metals and mining (0.6%)
Alcoa, Inc.	234,700	2,316,489

BHP Billiton, Ltd. (Australia)	99,208	1,288,743

Newmont Mining Corp.	130,800	2,353,092

		5,958,324
Multi-utilities (0.5%)
PG&E Corp.	87,200	4,638,168

		4,638,168
Multiline retail (0.2%)
Macy’s, Inc.	52,000	1,818,960

		1,818,960
Oil, gas, and consumable fuels (9.8%)
Anadarko Petroleum Corp.	193,200	9,385,656

Apache Corp.	86,200	3,833,314

BG Group PLC (United Kingdom)	320,912	4,653,645

Cabot Oil & Gas Corp.	246,100	4,353,509

Concho Resources, Inc. †	38,600	3,584,396

ConocoPhillips	195,000	9,104,550

CONSOL Energy, Inc. S	124,400	982,760

Devon Energy Corp.	156,900	5,020,800

Diamondback Energy, Inc. †	51,000	3,411,900

Energen Corp.	64,800	2,656,152

EOG Resources, Inc.	37,600	2,661,704

Exxon Mobil Corp.	135,818	10,587,013

Gulfport Energy Corp. †	172,300	4,233,411

COMMON STOCKS (95.9%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Marathon Oil Corp.	232,500	$2,927,175

MPLX LP	101,806	4,004,030

Nordic American Tankers, Ltd. (Norway) S	140,400	2,181,816

Pioneer Natural Resources Co.	43,200	5,416,416

Royal Dutch Shell PLC ADR Class A (United Kingdom)	137,813	6,310,457

Scorpio Tankers, Inc.	309,300	2,480,586

Suncor Energy, Inc. (Canada)	154,327	3,983,927

Total SA ADR (France) S	97,479	4,381,681

Whiting Petroleum Corp. †	288,056	2,719,249

		98,874,147
Paper and forest products (0.3%)
Louisiana-Pacific Corp. † S	195,200	3,515,552

		3,515,552
Personal products (1.2%)
Avon Products, Inc. S	755,563	3,060,030

Coty, Inc. Class A	126,381	3,239,145

Edgewell Personal Care Co.	79,618	6,239,663

		12,538,838
Pharmaceuticals (11.6%)
Allergan PLC †	33,700	10,531,250

AstraZeneca PLC ADR (United Kingdom)	309,900	10,521,105

Bristol-Myers Squibb Co.	158,500	10,903,215

Eli Lilly & Co.	142,100	11,973,346

Johnson & Johnson	161,500	16,589,280

Merck & Co., Inc.	330,225	17,442,485

Pfizer, Inc.	584,554	18,869,403

Sanofi ADR (France)	107,500	4,584,875

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	134,000	8,795,760

Zoetis, Inc.	138,302	6,627,432

		116,838,151
Real estate investment trusts (REITs) (0.8%)
American Tower Corp.	36,500	3,538,675

Gaming and Leisure Properties, Inc.	168,000	4,670,400

		8,209,075
Road and rail (0.5%)
Union Pacific Corp.	67,100	5,247,220

		5,247,220
Semiconductors and semiconductor equipment (1.4%)
Intel Corp.	241,800	8,330,010

Lam Research Corp.	36,363	2,887,949

Micron Technology, Inc. †	207,000	2,931,120

		14,149,079
Software (2.2%)
Microsoft Corp.	291,000	16,144,680

Oracle Corp.	110,300	4,029,259

TiVo, Inc. †	279,700	2,413,811

		22,587,750
Specialty retail (1.7%)
Advance Auto Parts, Inc.	22,700	3,416,577

Bed Bath & Beyond, Inc. †	44,500	2,147,125

Gap, Inc. (The) S	121,100	2,991,170

Home Depot, Inc. (The)	33,600	4,443,600

Michaels Cos., Inc. (The) †	90,100	1,992,111

Tile Shop Holdings, Inc. †	153,300	2,514,120

		17,504,703
Technology hardware, storage, and peripherals (2.7%)
Apple, Inc.	78,700	8,283,962

EMC Corp.	257,900	6,622,872

Hewlett Packard Enterprise Co. †	214,610	3,262,072

HP, Inc.	214,610	2,540,982

Samsung Electronics Co., Ltd. (South Korea)	6,577	7,023,128

		27,733,016

6 Putnam VT Growth and Income Fund

COMMON STOCKS (95.9%)* cont.		Shares	Value

Thrifts and mortgage finance (0.6%)
Radian Group, Inc. S		447,687	$5,994,529

			5,994,529
Tobacco (0.7%)
Philip Morris International, Inc.		79,100	6,953,681

			6,953,681
Wireless telecommunication services (0.7%)
Vodafone Group PLC ADR (United Kingdom) S		210,110	6,778,147

			6,778,147
Total common stocks (cost $843,533,548)			$970,319,517

CONVERTIBLE PREFERRED STOCKS (0.4%)*		Shares	Value

Allergan PLC Ser. A, 5.50% cv. pfd.		2,629	$2,708,343

Frontier Communications Corp. Ser. A, $11.125
cum. cv. pfd.		12,313	1,118,174

Total convertible preferred stocks (cost $3,860,300)			$3,826,517

	Principal amount/
SHORT-TERM INVESTMENTS (6.7%)*		shares	Value

Putnam Cash Collateral Pool, LLC 0.44% d	Shares	30,750,250	$30,750,250

Putnam Short Term Investment Fund 0.33% L	Shares	36,135,744	36,135,744

SSgA Prime Money Market Fund Class N 0.19% P	Shares	180,000	180,000

U.S. Treasury Bills 0.16%, February 11, 2016 Δ		$1,000,000	999,861

Total short-term investments (cost $68,065,819)			$68,065,855

Total investments (cost $915,459,667)			$1,042,211,889

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2015 through December 31, 2015 (the reporting period). Within the following notes to the portfolio, references to “ASC  820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $1,011,365,614. † This security is non-income-producing.

ΔΔ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $380,480, or less than 0.1% of net assets.

ΔThis security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $187,404 to cover certain derivative contracts and the settlement of certain securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

FORWARD CURRENCY CONTRACTS at 12/31/15 (aggregate face value $31,999,063)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International

	British Pound	Sell	3/16/16	$19,009,557	$19,446,062	$436,505

	Euro	Sell	3/16/16	3,970,703	3,885,946	(84,757)

JPMorgan Chase Bank N.A.

	Euro	Sell	3/16/16	8,858,090	8,667,055	(191,035)

Total						$160,713

Putnam VT Growth and Income Fund 7

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$70,443,014	$—	$380,480

Consumer staples	65,243,605	—	—

Energy	110,222,008	5,287,765	—

Financials	236,536,943	7,077,802	—

Health care	160,479,103	—	—

Industrials	102,788,442	9,027,562	—

Information technology	87,907,876	7,023,128	—

Materials	47,500,466	6,065,878	—

Telecommunication services	18,602,316	—	—

Utilities	35,733,129	—	—

Total common stocks	935,456,902	34,482,135	380,480

Convertible preferred stocks	—	3,826,517	—

Short-term investments	36,315,744	31,750,111	—

Totals by level	$971,772,646	$70,058,763	$380,480

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$160,713	$—

Totals by level	$—	$160,713	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, (other than certain transfers involving non-U.S. equity securities as described in Note 1) did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Growth and Income Fund

Statement of assets and liabilities
12/31/15

Assets

Investment in securities, at value, including $29,779,140 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $848,573,673)	$975,325,895

Affi liated issuers (identified cost $66,885,994) (Notes 1 and 5)	66,885,994

Foreign currency (cost $13) (Note 1)	12

Dividends, interest and other receivables	1,839,121

Receivable for shares of the fund sold	154,749

Unrealized appreciation on forward currency contracts (Note 1)	436,505

Total assets	1,044,642,276

Liabilities

Payable for shares of the fund repurchased	735,668

Payable for compensation of Manager (Note 2)	410,159

Payable for custodian fees (Note 2)	18,577

Payable for investor servicing fees (Note 2)	97,685

Payable for Trustee compensation and expenses (Note 2)	604,796

Payable for administrative services (Note 2)	7,787

Payable for distribution fees (Note 2)	39,682

Unrealized depreciation on forward currency contracts (Note 1)	275,792

Collateral on securities loaned, at value (Note 1)	30,750,250

Collateral on certain derivative contracts, at value (Note 1)	180,000

Other accrued expenses	156,266

Total liabilities	33,276,662

Net assets	$1,011,365,614

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$844,754,888

Undistributed net investment income (Note 1)	18,344,075

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	21,354,076

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	126,912,575

Total — Representing net assets applicable to capital shares outstanding	$1,011,365,614

Computation of net asset value Class IA

Net assets	$826,424,573

Number of shares outstanding	34,676,977

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$23.83

Computation of net asset value Class IB

Net assets	$184,941,041

Number of shares outstanding	7,795,623

Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$23.72

The accompanying notes are an integral part of these financial statements.

Putnam VT Growth and Income Fund 9

Statement of operations
Year ended 12/31/15

Investment income

Dividends (net of foreign tax of $346,170)	$25,527,760

Interest (including interest income of $53,053 from investments in affiliated issuers) (Note 5)	53,925

Securities lending (Note 1)	392,177

Total investment income	25,973,862

Expenses

Compensation of Manager (Note 2)	5,387,120

Investor servicing fees (Note 2)	805,203

Custodian fees (Note 2)	44,608

Trustee compensation and expenses (Note 2)	78,513

Distribution fees (Note 2)	520,413

Administrative services (Note 2)	29,678

Other	305,782

Total expenses	7,171,317

Expense reduction (Note 2)	(50,138)

Net expenses	7,121,179

Net investment income	18,852,683

Net realized gain on investments (Notes 1 and 3)	101,744,130

Net realized loss on swap contracts (Note 1)	(357,896)

Net realized gain on foreign currency transactions (Note 1)	1,935,532

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(218,598)

Net unrealized depreciation of investments during the year	(205,270,597)

Net loss on investments	(102,167,429)

Net decrease in net assets resulting from operations	$(83,314,746)

Statement of changes in net assets

	Year ended	Year ended
	12/31/15	12/31/14

Decrease in net assets

Operations:

Net investment income	$18,852,683	$24,346,649

Net realized gain on investments and foreign currency transactions	103,321,766	187,248,137

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(205,489,195)	(75,927,052)

Net increase (decrease) in net assets resulting from operations	(83,314,746)	135,667,734

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(20,152,530)	(16,965,820)

Class IB	(3,925,247)	(3,202,993)

Decrease from capital share transactions (Note 4)	(143,692,939)	(193,368,990)

Total decrease in net assets	(251,085,462)	(77,870,069)

Net assets:

Beginning of year	1,262,451,076	1,340,321,145

End of year (including undistributed net investment income of $18,344,075 and $21,805,632, respectively)	$1,011,365,614	$1,262,451,076

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Growth and Income Fund

Financial highlights (For a common share outstanding throughout the period)

					LESS
INVESTMENT OPERATIONS:					DISTRIBUTIONS:				RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/15	$26.25	.43	(2.32)	(1.89)	(.53)	(.53)	$23.83	(7.36)	$826,425.58		1.69	36

12/31/14	24.02	.48	2.14	2.62	(.39)	(.39)	26.25	11.04	1,031,623.61		1.92	38

12/31/13	18.01	.33	6.07	6.40	(.39)	(.39)	24.02	36.01	1,098,360.62		1.59	50

12/31/12	15.37	.34	2.63	2.97	(.33)	(.33)	18.01	19.43	948,756.63		2.03	34

12/31/11	16.31	.29	(.99)	(.70)	(.24)	(.24)	15.37	(4.44)	933,477.63		1.81	44

Class IB

12/31/15	$26.12	.36	(2.30)	(1.94)	(.46)	(.46)	$23.72	(7.57)	$184,941.83		1.44	36

12/31/14	23.91	.41	2.13	2.54	(.33)	(.33)	26.12	10.73	230,829.86		1.66	38

12/31/13	17.93	.28	6.04	6.32	(.34)	(.34)	23.91	35.68	241,961.87		1.34	50

12/31/12	15.30	.30	2.61	2.91	(.28)	(.28)	17.93	19.14	211,327.88		1.78	34

12/31/11	16.23	.25	(.98)	(.73)	(.20)	(.20)	15.30	(4.64)	212,939.88		1.56	44

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

The accompanying notes are an integral part of these financial statements.

Putnam VT Growth and Income Fund 11

Notes to financial statements 12/31/15

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2015 through December 31, 2015.

Putnam VT Growth and Income Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital growth and current income. The fund invests mainly in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward

12 Putnam VT Growth and Income Fund

currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to gain exposure to specific securities.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $191,035 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $259,974 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $30,750,250 and the value of securities loaned amounted to $29,779,140.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Putnam VT Growth and Income Fund 13

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from income on swap contracts and from partnership income. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,763,537 to increase undistributed net investment income, $6,567 to decrease paid-in capital and $1,756,970 to decrease accumulated net realized gain.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$211,930,258
Unrealized depreciation	(92,673,263)

Net unrealized appreciation	119,256,995
Undistributed ordinary income	18,504,789
Undistributed long-term gain	28,878,520

Cost for federal income tax purposes	$922,954,894

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 40.8% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.630%	of the first $5 billion,
0.580%	of the next $5 billion,
0.530%	of the next $10 billion,
0.480%	of the next $10 billion,
0.430%	of the next $50 billion,
0.410%	of the next $50 billion,
0.400%	of the next $100 billion and
0.395%	of any excess thereafter.

Putnam Management has contractually agreed, through April 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% (0.10% prior to January 1, 2015) of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$659,377
Class IB	145,826

Total	$805,203

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were not reduced under the expense offset arrangements and were reduced by $50,138 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $644, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class IB	$520,413

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$399,815,761	$538,763,560

U.S. government securities (Long-term)	—	—

Total	$399,815,761	$538,763,560

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

14 Putnam VT Growth and Income Fund

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Year ended 12/31/15		Year ended 12/31/14		Year ended 12/31/15		Year ended 12/31/14

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	125,765	$3,182,316	124,007	$3,080,355	339,646	$8,453,387	417,278	$10,357,783

Shares issued in connection with
reinvestment of distributions	777,190	20,152,530	703,392	16,965,820	151,788	3,925,247	133,181	3,202,993

	902,955	23,334,846	827,399	20,046,175	491,434	12,378,634	550,459	13,560,776

Shares repurchased	(5,532,766)	(140,483,949)	(7,256,331)	(181,223,357)	(1,531,645)	(38,922,470)	(1,835,178)	(45,752,584)

Net decrease	(4,629,811)	$(117,149,103)	(6,428,932)	$(161,177,182)	(1,040,211)	$(26,543,836)	(1,284,719)	$(32,191,808)

Note 5 — Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the beginning of				Fair value at the end of the
Name of affiliate	the reporting period	Purchase cost	Sale proceeds	Investment income	reporting period

Putnam Short Term Investment Fund*	$43,117,683	$212,203,035	$219,184,974	$53,053	$36,135,744

Totals	$43,117,683	$212,203,035	$219,184,974	$53,053	$36,135,744

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$34,300,000

OTC total return swap contracts (notional)	$1,100,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not accounted
for as hedging instruments	Statement of assets and		Statement of assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange contracts	Receivables	$436,505	Payables	$275,792

Total		$436,505		$275,792

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Forward currency contracts	Swaps	Total

Foreign exchange contracts	$1,919,657	$—	$1,919,657

Equity contracts	—	(357,896)	$(357,896)

Total	$1,919,657	$(357,896)	$1,561,761

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Forward currency contracts	Swaps	Total

Foreign exchange contracts	$(218,360)	$—	$(218,360)

Equity contracts	—	(358,364)	$(358,364)

Total	$(218,360)	$(358,364)	$(576,724)

Putnam VT Growth and Income Fund 15

Note 8 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Credit Suisse International	JPMorgan Chase Bank N.A.	Total

Assets:

Forward currency contracts #	$436,505	$—	$436,505

Total Assets	436,505	—	436,505

Liabilities:

Forward currency contracts #	84,757	191,035	275,792

Total Liabilities	$84,757	$191,035	$275,792

Total Financial and Derivative Net Assets	$351,748	$(191,035)	$160,713

Total collateral received (pledged)† ##	$180,000	$(191,035)

Net amount	$171,748	$—

† Additional collateral may be required from certain brokers based on individual agreements.

#  Covered by master netting agreement (Note 1).

##  Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

16 Putnam VT Growth and Income Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $31,766,372 as a capital gain dividend with respect to the taxable year ended December 31, 2015, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 84.92% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

Putnam VT Growth and Income Fund 17

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.	The Rohatyn Group, an emerging-market fund complex that manages money for institutions	
Ravi Akhoury Born 1947 Trustee since 2009	Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.	RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company	
Barbara M. Baumann Born 1955 Trustee since 2010	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.	Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Jameson A. Baxter Born 1943 Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011	President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.	None	
Robert J. Darretta Born 1946 Trustee since 2007	From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.	UnitedHealth Group, a diversified health-care company	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.	Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center	
John A. Hill Born 1942 Trustee since 1985 and Chairman from 2000 to 2011	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.	Devon Energy Corporation, a leading independent natural gas and oil exploration and production company	
Paul L. Joskow Born 1947 Trustee since 1997	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.	Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services	
Kenneth R. Leibler Born 1949 Trustee since 2006	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Serves on the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.	Eversource Corporation, which operates New England's largest energy delivery system

18 Putnam VT Growth and Income Fund

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2015, there were 117 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Michael J. Higgins (Born 1976)	James P. Pappas (Born 1953)
Executive Vice President, Principal Executive	Vice President, Treasurer, and Clerk	Vice President
Officer, and Compliance Liaison	Since 2010	Since 2004
Since 2004	Manager of Finance, Dunkin’ Brands	Director of Trustee Relations,
	(2008–2010); Senior Financial Analyst, Old	Putnam Investments and
Steven D. Krichmar (Born 1958)	Mutual Asset Management (2007–2008);	Putnam Management
Vice President and Principal Financial Officer	Senior Financial Analyst, Putnam Investments
Since 2002	(1999–2007)	Mark C. Trenchard (Born 1962)
Chief of Operations, Putnam Investments and		Vice President and BSA Compliance Officer
Putnam Management	Janet C. Smith (Born 1965)	Since 2002
	Vice President, Principal Accounting Officer,	Director of Operational Compliance,
Robert T. Burns (Born 1961)	and Assistant Treasurer	Putnam Investments and Putnam
Vice President and Chief Legal Officer	Since 2007	Retail Management
Since 2011	Director of Fund Administration Services,
General Counsel, Putnam Investments,	Putnam Investments and	Nancy E. Florek (Born 1957)
Putnam Management, and Putnam	Putnam Management	Vice President, Director of Proxy Voting and
Retail Management		Corporate Governance, Assistant Clerk, and
	Susan G. Malloy (Born 1957)	Associate Treasurer
James F. Clark (Born 1974)	Vice President and Assistant Treasurer	Since 2000
Chief Compliance Officer	Since 2007
Since 2016	Director of Accounting & Control
Associate General Counsel, Putnam	Services, Putnam Investments and
Investments, Putnam Investment	Putnam Management
Management, and Putnam Retail
Management (2003–2015)

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

Putnam VT Growth and Income Fund 19

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20 Putnam VT Growth and Income Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com and on the Securities and Exchange’s [SEC] website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	Jameson A. Baxter, Chair
One Post Office Square	Mailing address:	Liaquat Ahamed
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Robert J. Darretta
Putnam Investments Limited		Katinka Domotorffy
57–59 St James’s Street	Custodian	John A. Hill
London, England SW1A 1LD	State Street Bank and Trust Company	Paul L. Joskow
Kenneth R. Leibler
Marketing Services	Legal Counsel	Robert E. Patterson
Putnam Retail Management	Ropes & Gray LLP	George Putnam, III
One Post Office Square		Robert L. Reynolds
Boston, MA 02109	Independent Registered	W. Thomas Stephens
Public Accounting Firm
PricewaterhouseCoopers LLP

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Growth and Income Fund 21

This report has been prepared for the shareholders	H509
of Putnam VT Growth and Income Fund.	VTAN022 298632 2/16

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In November 2015, the Code of Ethics of Putnam Investment Management, LLC was amended. The key changes to the Code of Ethics are as follows: (i) Non-Access Persons are no longer required to pre-clear their trades, (ii) a new provision governing conflicts of interest has been added, (iii) modifying certain provisions of the pre-clearance requirements, Contra-Trading Rule and 60-Day Short-Term Rule, (iv) modifying and adding language relating to reporting of unethical or illegal acts, including anti-retaliation provision, and (v) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Darretta, Mr. Patterson, Mr. Hill, and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2015	$75,544	$ —	$5,729	$ —
December 31, 2014	$75,491	$ —	$5,606	$ —

For the fiscal years ended December 31, 2015 and December 31, 2014, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $748,322 and $567,671 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2015	$ —	$742,593	$ —	$ —

December 31, 2014	$ —	$562,065	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 26, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 26, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: February 26, 2016